EXECUTION COPY





                             SEARS, ROEBUCK AND CO.



                                   SRFG, INC.



                               AMENDMENT NO. 3 TO
                 FIRST AMENDED AND RESTATED PURCHASE AGREEMENT.
                                    amending
                  FIRST AMENDED AND RESTATED PURCHASE AGREEMENT
                            Dated as of July 31, 1994


                          Dated as of November 3, 2003

           -----------------------------------------------------------

                          CITIBANK OMNI-S MASTER TRUST
            (formerly known as Sears Credit Account Master Trust II)

                                    RECITALS
                                    --------

         WHEREAS, the parties hereto have entered into that certain First Amended and Restated Purchase Agreement, dated as of July 31, 1994, as amended by Amendment No. 1 to First Amended and Restated Purchase Agreement, dated as of December 21, 1995 and by Amendment No. 2 to First Amended and Restated Purchase Agreement, dated as of July 20, 2001 (the "Purchase Agreement"), each by and between Sears, Roebuck and Co., a New York corporation ("Sears") and SRFG, Inc. (formerly Sears Receivables Financing Group, Inc.), a Delaware corporation ("SRFG");

         WHEREAS, Sears and SRFG desire to effect certain amendments to the Purchase Agreement pursuant to Section 7.02 of the Purchase Agreement (this "Amendment").

                                   AGREEMENT
                                   ---------

         NOW, THEREFORE, THIS AMENDMENT WITNESSETH that, for and in consideration of the above premises, Sears and SRFG agree as follows:

I.       Definitions.
         -----------

         Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement, as amended hereby.

II.      Amendment to Article I.
         ----------------------

         (a) Article I of the Purchase Agreement is amended by deleting the defined terms "Credit Guidelines", "Interchange", "Sears" and "SRFG" in their entirety and substituting in lieu thereof the following:

                           ""Credit Guidelines" shall mean the policies and procedures relating to the operation of the credit business of Sears or its affiliates, including, without limitation, the written policies and procedures and the exercise of judgment by employees of Sears or its affiliates in accordance with the normal practice of Sears or its affiliates, as applicable, for determining the creditworthiness of credit customers and the extension of credit to customers, and relating to the maintenance of credit accounts and collection of credit receivables, as such policies and procedures may be amended from time to time; provided, however, that following an assignment by Sears of its rights and obligations under this Agreement, the assignee may apply some or all of the policies and procedures of Sears (as applicable prior to such assignment) during a transition period of no more that 30 days following such assignment."

                           ""Interchange" shall mean interchange fees or interchange reimbursement fees, paid or payable to Sears National Bank (or to the successors or assigns to the credit card business of Sears National Bank) with respect to the Accounts, in its capacity as credit card issuer, in connection with cardholder purchases or merchandise and services and cardholder cash advances."

                           ""Sears" shall mean Sears, Roebuck and Co., a New York corporation, and its successors or assigns, including any entity that becomes a successor or assign of Sears under this Agreement."

                           ""SRFG" shall mean SRFG, Inc., a Delaware corporation, and its successors and assigns, including any entity that becomes a successor or assign of SRFG under this Agreement."

         (b) Article I of the Purchase Agreement is amended by deleting clause
(v) of the defined term "Eligible Receivable" and replacing it with the following:

                           "(v) which constitutes an "account", "general intangible" or "chattel paper" under and as defined in Article 9 of the applicable UCC."

         (c) Article I of the Purchase Agreement is amended by adding the following in the appropriate alphabetical order:

                  ""Amendment Date" shall mean November 3, 2003."

III.     Amendment to Section 2.01(a).
         ----------------------------

         Section 2.01(a) of the Purchase Agreement is amended by deleting the parenthetical language therein and replacing it with the following:

                  "(as defined in Article 9 of the applicable UCC)"

IV.      Addition of Section 2.03.
         ------------------------

         The Purchase Agreement is amended by adding the following Section 2.03:

                  "Section 2.03 Termination of Contribution. Notwithstanding any other provision of this Agreement to the contrary, from and after the Amendment Date, no Receivables, Interchange, or other property shall be contributed by Sears to SRFG pursuant to the Contribution Agreement. On the Amendment Date, each of Sears and SRFG shall mark its books and records (including its computer files) to indicate such cessation."

V.       Amendment to Section 3.01(a).
         ----------------------------

         Section 3.01(a) of the Purchase Agreement is amended and restated to read in its entirety as follows:

                           "(a) Organization, etc. SRFG has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its formation, and has full power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof."

VI.      Amendment to Section 3.02(a).
         ----------------------------

         Section 3.02(a) of the Purchase Agreement is amended and restated to read in its entirety as follows:

                           "(a) Organization, etc. Sears has been duly formed and is validly existing and in good standing under the laws of the jurisdiction of its formation, and has full power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof."

VII.     Amendment to Section 4.02.
         -------------------------

         Section 4.02 of the Purchase Agreement is amended by deleting the following language therein:

                           "as defined in Sections 9-105 and 9-106 of the UCC as
                  in effect in the State of Illinois meeting the requirements of Illinois law"

and replacing it with the following language:

                           "as defined in Article 9 of the applicable UCC
                  meeting the requirements of applicable law"

VIII.    Amendment to Section 5.01(b).
         ----------------------------

         Section 5.01(b) of the Purchase Agreement is amended and restated to read in its entirety as follows:

                                    "(b) Name Change. Within fifteen days after
                  Sears makes any change in its name or its type or jurisdiction of organization, Sears shall give SRFG notice of any such change and shall file such financing statements or amendments as may be necessary to continue and maintain the priority and perfection of SRFG's interest in the Receivables and the proceeds thereof."

IX.      Amendment to Section 5.06(a)(ii).
         --------------------------------

         Section 5.06(a)(ii) of the Purchase Agreement is amended by deleting the parenthetical language therein and replacing it with the following:

                           "(as defined in Article 9 of the applicable UCC)"

X.       Amendment to Section 5.07.
         -------------------------

         Section 5.07 of the Purchase Agreement is amended by deleting the parenthetical language therein and replacing it with the following:

                           "(as defined in Article 9 of the applicable UCC)"

XI.      Amendment to Section 7.08.
         -------------------------

         Section 7.08 of the Purchase Agreement is amended by deleting the word "Illinois" therein and replacing it with the words "New York".

XII.     Amendment to Annex A.
         --------------------

         (a) Section 3(a) of Annex A to the Purchase Agreement is amended by deleting the parenthetical language therein and replacing it with the following:

                           "(as defined in Article 9 of the applicable UCC)"

         (b) Section 3(b) of Annex A to the Purchase Agreement is amended by deleting the following language therein:

                           "as defined in Sections 9-105 and 9-106 of the UCC as
                  in effect in the State of Illinois meeting the requirements of applicable state law"

and replacing it with the following language:

                           "as defined in Article 9 of the applicable UCC meeting the requirements of applicable state law"

XIII. Amendment to the Purchase Agreement.
      -----------------------------------

         The Purchase Agreement is hereby amended by deleting the words "Sears Credit Account Master Trust II" wherever they may appear and replacing them with the words "Citibank Omni-S Master Trust".

XIV.     Effectiveness.
         -------------

         This Amendment shall become effective upon receipt by the Sears and SRFG of the following, each of which shall be reasonably satisfactory to such party:

         (a) notification in writing from each Rating Agency (as defined in the Pooling and Servicing Agreement) that the terms of this Amendment shall not result in a Ratings Event (as defined in the Pooling and Servicing Agreement); and

         (b) counterparts of this Amendment duly executed by the parties hereto.

XV.      Miscellaneous.
         -------------

         Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

         Governing Law. This Amendment shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                            [Signature page follows]

        IN WITNESS WHEREOF, SRFG and Sears have caused this Amendment to be duly executed by their respective officers as of the date first set forth above.

                               SRFG, INC.



                               By:  /s/ George F. Slook
                                    -------------------
                                    Name:  George F. Slook
                                    Title: President and Chief Executive Officer


                               SEARS, ROEBUCK AND CO.



                               By:  /s/ Larry R. Raymond
                                    --------------------
                                    Name:  Larry R. Raymond
                                    Title: Vice President and Treasurer





[Signature page to Amendment No. 3 to the First Amended and Restated Purchase Agreement]